                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 3, 2001

                             DEL MONTE FOODS COMPANY
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


         DELAWARE                  33-36374-01               13-3542950
      (STATE OR OTHER              (COMMISSION             (IRS EMPLOYER
       JURISDICTION                FILE NUMBER)          IDENTIFICATION NO.)
     OF INCORPORATION)

               ONE MARKET
        SAN FRANCISCO, CALIFORNIA                         94105
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)              (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (415) 247-3000

                                      NONE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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Item 5. Other Events.

        On May 3, 2001, Del Monte Foods Company, through its wholly-owned subsidiary Del Monte Corporation (the "Corporation"), announced the pricing and other terms of the Corporation's proposed offering of new 9 1/4% Senior Subordinated Notes due 2011 (the "Notes"). In addition, the Corporation increased the aggregate principal amount of the proposed offering from $275 million to $300 million. The related press release is attached hereto as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma and Exhibits.

(a)     Financial Statements of Business Acquired.

        Not applicable.

(b)     Pro Forma Financial Information.

        Not applicable.

(c)     Exhibits.

        Exhibit No.         Description
        -----------         -----------
        99.1                Press Release dated May 3, 2001.

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Dated as of May 4, 2001

                                           DEL MONTE FOODS COMPANY

                                           By:  /s/ THOMAS E. GIBBONS
                                                --------------------------------
                                                Thomas E. Gibbons
                                                Senior Vice President and
                                                Treasurer

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                                  EXHIBIT INDEX


Exhibit No.              Description
-----------              -----------
   99.1                  Press Release dated May 3, 2001.